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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A


                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)      October 3, 1996

                             Raytel Medical Corporation
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                (Exact name of registrant as specified in charter)

        Delaware                      0-27186                   94-2787342
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                 2755 Campus Drive, Suite 200, San Mateo, CA 94403
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (415) 349-0800


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        (Former name or former address, if changed since last report)


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        The Registrant amends Item 2, ACQUISITION OR DISPOSITION OF ASSETS, to read in full as follows:


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) SOUTHEAST TEXAS CARDIOLOGY ASSOCIATES, P.A.


         On September 20, 1996, but effective September 18, 1996, Raytel Medical Corporation, through a wholly owned subsidiary which serves as the corporate general partner in a Texas limited partnership (together, the "Company"), acquired the nonmedical assets and assumed the liabilities of, and entered into a long-term management agreement with, Southeast Texas Cardiology Associates, P.A. (the "SETCA Practice"), a seven-physician cardiology practice based in Beaumont, Texas, with additional practice locations in Jasper, Orange and Port Arthur, Texas. The aggregate purchase price was approximately $7,631,000 consisting of
         (i) approximately $3,815,000 in cash, (ii) approximately $2,289,000, represented by 6-year subordinated promissory notes bearing interest at 12% per annum, and (iii) an agreement to deliver 122,068 shares of the Company's Common Stock over the next five years. The purchase price was determined after arms-length negotiation between the Company and the SETCA Practice. The cash component of the purchase price was funded from a credit facility with a group of commercial banks lead by Bank of Boston Connecticut. The purchase price is subject to downward adjustments after each three month period, up to a maximum aggregate adjustment of the entire purchase price, based on the operating results of the SETCA Practice. The purchase price also was subject to an adjustment of up to $20,000 in cash for an increase or decrease in the amount of net assumed liabilities determined with reference to the closing statement to be prepared within 30 days after the closing. Based on such closing statement, no adjustment was made.



         The management agreement with the SETCA Practice has a 40-year term with automatic five-year renewal periods unless either party should give notice of termination at least 120 days prior to the end of the initial term or any renewal term. The management agreement provides for payment to the Company of a management fee, which includes all practice costs (other than amounts retained by the SETCA Practice's physicians, and a performance fee, if certain criteria are satisfied). Each of the individual physicians also entered into an employment agreement with the SETCA Practice.


         The acquired nonmedical assets include cash, cash equivalents, equipment, leasehold interests, and other tangible personal property. The SETCA Practice used the nonmedical assets in connection with the operation of its cardiology practice, and the Company intends to employ these assets to provide services under the terms of the management agreement with the SETCA Practice.

         Before the acquisition, there was no material relationship between the SETCA Practice and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

(b) Business of the SETCA Practice

         The SETCA Practice is engaged in a multi-site medical practice providing invasive and non-invasive cardiology services to patients located in the six-county area surrounding Beaumont, Texas. The SETCA Practice intends to continue providing similar services following the transaction.

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        The Registrant amends Part (c) of Item 7, FINANCIAL STATEMENTS AND
EXHIBITS, to read in full as follows:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.




(c) The following exhibits are attached and filed herewith:

   2.1* Master Transaction Agreement, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., Michael L. Smith, M.D., and Miguel Castellanos, M.D.

   2.2* Agreement for the Purchase and Sale of Assets, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., and Michael L.
         Smith, M.D.

   2.3* Management Services Agreement, dated and effective as of September 18, 1996, between Cardiology Management Partnership, a Texas general partnership, and Southeast Texas Cardiology Associates II, P.A., as assigned to Raytel Southeast Management, L.P.

         Each of the above-listed agreements contains a list identifying all omitted exhibits and schedules. The Company agrees to furnish supplementally a copy of any omitted exhibits or schedule to the Securities and Exchange Commission upon request.

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* Confidential treatment has been requested for portions of this exhibit.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RAYTEL MEDICAL CORPORATION




Dated:  February 28, 1997           By: /s/ Richard F. Bader
                                        ------------------------------------
                                        Richard F. Bader
                                        Chairman and Chief Executive Officer



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                              INDEX TO EXHIBITS

  Exhibit                       Description
  -------                       -----------
   2.1* Master Transaction Agreement, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., Michael L. Smith, M.D., and Miguel Castellanos, M.D.

   2.2* Agreement for the Purchase and Sale of Assets, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., and Michael L.
         Smith, M.D.

   2.3* Management Services Agreement, dated and effective as of September 18, 1996, between Cardiology Management Partnership, a Texas general partnership, and Southeast Texas Cardiology Associates II, P.A., as assigned to Raytel Southeast Management, L.P.

         Each of the above-listed agreements contains a list identifying all omitted exhibits and schedules. The Company agrees to furnish supplementally a copy of any omitted exhibits or schedule to the Securities and Exchange Commission upon request.

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* Confidential treatment has been requested for portions of this exhibit.